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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of The Men's Wearhouse, Inc. (the "Company") on Form 10-K for the period ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neill P. Davis, Chief Financial Officer of the Company, certify, pursuant to 18
U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 2, 2003
                                             By: /s/ NEILL P. DAVIS
                                                 -------------------------------
                                                 Neill P. Davis
                                                 Executive Vice President,
                                                 Chief Financial Officer
                                                 and Principal Financial Officer